HIGHLY CONFIDENTIAL & TRADE SECRET Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Fourth Quarter and Full Year 2022 Results FEBRUARY 8, 2023

BXMT HIGHLIGHTS

- Strong Distributable Earnings and liquidity position BXMT for resilience through volatility
- Full year dividend coverage[(1)] of 116%, including 140% in 4Q; excess Distributable Earnings[(2)] contributed $0.39 per share to book value over the year
- 4Q EPS of ($0.28) and Distributable EPS[(3)] of $0.87

Earnings Power

Growing earnings from floating-rate $26.8 billion[(4)] portfolio

$0.87
4Q Distributable EPS[(1)]

+12%
4Q year-over-year Distributable Earnings growth[(5)]

Stable Balance Sheet

Well-structured, match-funded liabilities with substantial liquidity

$1.6B
net liquidity[(6)]

0%
capital markets mark-to-market financings

Consistent Current Income

Robust income supports dividend and adds incremental book value

10.3%
dividend yield[(7)]

116%
2022 full year dividend coverage[(1)]

Note: The information in this presentation is as of December 31, 2022, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT's opinions of the current market environment, which is subject to change. BXMT's manager is a subsidiary of Blackstone.

(1) Reflects ratio of Distributable Earnings per share to dividends declared per share for the year or quarter ended December 31, 2022, as applicable. See Appendix for a definition and reconciliation to GAAP net income.
(2) Represents, on a per share basis, Distributable Earnings less dividends declared for the year ended December 31, 2022. See Appendix for a definition and reconciliation to GAAP net income.
(3) Represents Distributable Earnings per share. See Appendix for a definition and reconciliation to GAAP net income.
(4) Includes $1.6 billion of Non-Consolidated Senior Interests.
(5) Reflects year-over-year change in 4Q Distributable Earnings. See Appendix for a reconciliation to GAAP net income, which declined by (137)% during the same period.
(6) Liquidity as of December 31, 2022, net of $220 million for convertible notes maturing in March 2023.
(7) Based on share price of $24.08 as of February 7, 2023.

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Blackstone |Blackstone Mortgage Trust, Inc. 2 FOURTH QUARTER AND FULL YEAR 2022 RESULTS (1) See Appendix for a definition and reconciliation to GAAP net income. (2) Includes $1.6 billion of Non-Consolidated Senior Interests. (3) Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT. Earnings ▪ 4Q GAAP basic earnings per share of ($0.28) and Distributable Earnings(1) per share of $0.87 ($1.46 and $2.87, respectively, for full year 2022) ▪ Increased CECL reserve by $1.10 per share in 4Q; retention of excess earnings provided substantial offset, resulting in modest net change to book value year-over-year ▪ Distributable Earnings(1) per share of $0.80 excluding prepayment income; providing robust coverage of the $0.62 per share quarterly dividend Portfolio ▪ $26.8 billion senior loan portfolio(2) secured by institutional quality real estate, with a weighted average origination LTV(3) of 64% ▪ 100% interest collection in 2022 including 4Q, despite 400bp+ increase in U.S. short rates ▪ Collected $648 million of repayments in 4Q and $3.7 billion in 2022; office loans represented $1.7 billion (45%) of total repayments in 2022 ▪ Upgraded eight loans and downgraded eight loans in 4Q, placing four on cost-recovery; 97% performing portfolio after new cost-recovery loans reflects strong overall credit quality Investments ▪ Strategically raised $1.2 billion of capital on attractive terms in 2022 through periods of market volatility, bolstering liquidity and diversifying the balance sheet ▪ Record liquidity of $1.6 billion, net of March convertible notes maturity, with no material corporate debt maturities prior to 2026 ▪ Stable, match-funded financing structures with no capital markets mark-to-market provisions ▪ Book value is fully hedged against foreign currency and interest rate volatility Capitalization ▪ Shifting origination environment allowed for lower leverage originations in target sectors; 2H 2022 originations of $674 million were 70% industrial, +5.49% loan yield relative to +3.76% portfolio average ▪ Portfolio remains well invested despite decelerating transaction environment with loan fundings in line with repayments

Blackstone |Blackstone Mortgage Trust, Inc. $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 3/31/2022 6/30/2022 9/30/2022 12/31/2022 Current $2.48 $2.62 $2.87 2020 2021 2022 (1) Reflects ratio of Distributable Earnings per share to dividends declared per share for the year ended December 31, 2022. See Appendix for a definition and reconciliation to GAAP net income. (2) Reflects the earnings impact, net of incentive fees, of an increase in the various floating-rate indices referenced by our portfolio as of December 31, 2022, assuming no change in credit spreads, portfolio composition, or asset performance. 4Q average base rates for 1M SOFR, ON SONIA, and 3M EURIBOR were 3.88%, 2.74%, and 1.77% respectively. (3) Reflects Distributable Earnings per share. See Appendix for a definition and reconciliation to GAAP net income. (4) Reflects 1M SOFR as of February 7, 2023. 3 EARNINGS ▪ BXMT generated strong earnings growth through 2022, supporting robust full year dividend coverage of 116%(1) ▪ Floating-rate loan portfolio continues to benefit from rising rates; a further 100bps increase in base rates from the 4Q average would generate $0.05 per share of incremental earnings quarterly(2) Earnings Per ShareDividend Coverage GAAP EPS Current SOFR(4) Distributable EPS Average 1M SOFRPrepayment Income $0.59 $0.55 $0.60 $(0.28) Distributable EPS GAAP EPS $2.77 $1.46 $2.48 Dividend 116%(1) Coverage $0.97 0.16% 0.93% 2.45% 3.88% 4.57% $0.87 $0.71 $0.67 $0.62 (3) (3)

Blackstone |Blackstone Mortgage Trust, Inc. 4 EARNINGS Stable Book Value ($ per share) CECL Reserve ($ in millions) ▪ Retention of $66 million of excess Distributable Earnings(1) in 2022 supported book value stability despite 161% increase in CECL reserve due to a more challenging credit environment ▪ CECL reserve increased $1.10 per share in 4Q; specific CECL reserves cover 20% of aggregate 5-rated loan balance $115 $76 $153 $70 $55 $190 12/31/2020 12/31/2021 12/31/2022 General Reserve Asset-Specific Reserves $131 $343 20% of 5-Rated Loans $185 $26.42 $27.22 $26.26 12/31/2020 12/31/2021 12/31/2022 (1) Represents Distributable Earnings less dividends declared for the year ended December 31, 2022. See Appendix for a definition and reconciliation to GAAP net income.

Blackstone |Blackstone Mortgage Trust, Inc. Office 40% Multifamily 24% Hospitality 18% Industrial 8% Retail 4% Other Property 6% HI, 2% DC 1% TX 6% NY 16% NV 2% MA 2% IL 2% GA 3% FL 7% CA 15% VA, 1% AZ 2% CO 1% 5 PORTFOLIO ▪ $26.8 billion(1) portfolio of 203 loans secured by institutional assets, with growth-oriented business plans well positioned for the current environment (1) Includes $1.6 billion of Non-Consolidated Senior Interests. (2) States and countries comprising less than 1% of total loan portfolio are excluded. Collateral DiversificationMajor Market Focus(2) ES 5% IE, 4% UK, 13% SE, 2% AU 5% Sunbelt 26% Northeast 21% West 17% Midwest 4% Northwest 1% Other Western Europe 13% UK 13% Australia 5%

PORTFOLIO: OFFICE IN FOCUS

- BXMT's office portfolio largely consists of loans on newly constructed or substantially renovated assets and/or those that benefit from other credit enhancing qualities
- 4- and 5-rated office loans represent just 5% of BXMT's total portfolio

Total Portfolio


Other Asset Classes, 60%
Office Rated 1-3, 35%
Office Rated 4, 3%
Office Rated 5, 2%

Office Portfolio

88% of office

Category	Share	Characteristics	Risk rating
New or Substantially Renovated[1]	54%	- New, high-quality product - Efficient buildings with modern amenities - 2021 w.a. vintage[3] - Low leverage with significant sponsor equity (60% w.a. LTV)[4]	2.5 w.a. risk rating
Other Credit Enhancing Qualities[2]	34%	- Protected basis (65% w.a. LTV)[4] - Strong cash flow - Sunbelt locations - Significant LTM sponsor equity commitment	2.8 w.a. risk rating
Other Office	12%	- Higher leverage (68% w.a. LTV)[4] - Older vintage in more challenged markets - Substantial CECL reserves in place	4.4 w.a. risk rating

(1) Includes assets that were completed or have been substantially renovated since 2015.
(2) Includes assets with one or more credit enhancing quality, including but not limited to those noted above.
(3) Based on year of completion for new assets or year of renovation for substantially renovated assets.
(4) Reflects weighted average loan-to-value ("LTV") as of the date investments were originated or acquired by BXMT.

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Blackstone |Blackstone Mortgage Trust, Inc. + 3.76% + 5.49% 64% 62% 55% 60% 65% 70% 75% 0.0 0.0 0.0 0.0 0.0 0.1 0.1 Total Portfolio 2H 2022 w.a. Loan Yield w.a. LTV 7 INVESTMENTS (1) Weighted average loan yield on total portfolio excludes loans accounted for under the cost-recovery method. (2) Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT. ▪ Closed $674 million of senior, floating-rate originations since lending environment shifted in 2H 2022; new investments benefit from significantly wider spreads and lower leverage than portfolio average ▪ New originations in 2H 2022 concentrated in inflation-resilient sectors; office repayments of $1.7 billion in 2022, including $543 million in 2H 2022, reflects liquidity for BXMT’s high-quality office collateral Origination Metrics (1) 2H 2022 Activity Industrial 70% Multifamily 20% Hospitality 9% Office 1% Office 50% Multifamily 22% Hospitality 18% Other Property 8% Retail 1% Industrial 1% $0.7B originations $1.1B repayments (2)

Blackstone |Blackstone Mortgage Trust, Inc. 8 CAPITALIZATION Credit Facilities Syndications Securitized Debt Corporate Debt Corporate Debt Maturities(3) ($ in millions) 36% credit MTM only 64% non-MTM(2) 0% capital markets MTM (1) Liquidity as of December 31, 2022, net of $220 million of convertible notes maturing in March 2023. (2) Non-MTM includes financings with no mark-to-market provisions and credit facilities with limited credit mark-to-market provisions on defaulted assets only. (3) Excludes $22.0 million per annum of scheduled amortization payments under the Term Loan B. ▪ Strategically raised $1.2 billion of capital on attractive terms in 2022 through periods of market dislocation, growing liquidity to $1.6 billion(1) and further diversifying the balance sheet; no material debt maturities until 2026 ▪ Well-structured balance sheet positioned to withstand volatility with long-duration liabilities, no capital markets mark-to-market provisions, and limited credit mark-to-market Well-Structured Debt (as a % of total debt outstanding) $220 $300 $1,303 $780 $400 2023 2024 2025 2026 2027 2028+ Convertible Notes Term Loan B Senior Secured Notes To be repaid with current liquidity

Blackstone | HIGHLY CONFIDENTIAL & TRADE SECRET Blackstone Mortgage Trust, Inc. Appendix 9

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date[1]	Total Loan[2]	Principal Balance[2]	Net Book Value	Cash Coupon	All-in Yield[3]	Maximum Maturity[4]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[1]
Loan 1	Senior Loan	8/14/2019	$ 1,171	$ 1,033	$ 1,029	+ 3.06 %	+ 3.78 %	12/23/2024	Dublin - IE	Mixed-Use	$386 / sqft	74 %
Loan 2	Senior Loan	4/9/2018	1,487	905	899	+ 4.49 %	+ 5.72 %	6/9/2025	New York	Office	$525 / sqft	48 %
Loan 3	Senior Loan	6/24/2022	901	901	893	+ 4.75 %	+ 5.07 %	6/21/2029	Diversified - AU	Hospitality	$410 / sqft	59 %
Loan 4	Senior Loan[2]	12/9/2021	770	710	408	+ 2.65 %	+ 2.82 %	12/9/2026	New York	Mixed-Use	$219 / sqft	50 %
Loan 5	Senior Loan[2]	8/7/2019	746	668	135	+ 3.12 %	+ 3.61 %	9/9/2025	Los Angeles	Office	$451 / sqft	59 %
Loan 6	Senior Loan	3/22/2018	655	655	654	+ 3.25 %	+ 3.31 %	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71 %
Loan 7	Senior Loan	3/30/2021	477	477	473	+ 3.20 %	+ 3.41 %	5/15/2026	Diversified - SE	Industrial	$88 / sqft	76 %
Loan 8	Senior Loan[2]	12/17/2021	448	440	88	+ 3.95 %	+ 4.35 %	1/9/2026	Diversified - US	Other	$13,716 / unit	61 %
Loan 9	Senior Loan	7/23/2021	500	401	396	+ 4.00 %	+ 4.42 %	8/9/2027	New York	Multi	$538,046 / unit	58 %
Loan 10	Senior Loan	8/22/2018	363	363	363	+ 3.42 %	+ 3.42 %	8/9/2023	Maui	Hospitality	$471,391 / key	61 %
Loan 11	Senior Loan[2]	11/22/2019	470	353	70	+ 3.70 %	+ 4.15 %	12/9/2025	Los Angeles	Office	$622 / sqft	69 %
Loan 12	Senior Loan	9/23/2019	375	346	344	+ 3.00 %	+ 3.23 %	8/15/2024	Diversified - Spain	Hospitality	$122,667 / key	62 %
Loan 13	Senior Loan	4/11/2018	355	345	344	+ 2.85 %	+ 3.10 %	5/1/2023	New York	Office	$437 / sqft	71 %
Loan 14	Senior Loan	10/25/2021	307	307	304	+ 4.30 %	+ 4.62 %	10/25/2024	Diversified - AU	Hospitality	$151,102 / key	56 %
Loan 15	Senior Loan	2/27/2020	303	302	302	+ 2.70 %	+ 3.04 %	3/9/2025	New York	Multi	$795,074 / unit	59 %
Loans 16 - 203	Senior Loans[2]	Various	21,997	18,606	18,317	+ 3.28 %	+ 3.66 %	Various	Various	Various	Various	65 %
CECL reserve					(326)							
Total/Wtd. avg.			**$ 31,322**	**$ 26,810**	**$ 24,692**	**+ 3.37 %**	**+ 3.76 %**	**3.1 yrs**				**64 %**

(1) Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(2) Includes $1.6 billion of Non-Consolidated Senior Interests.
(3) The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery method.
(4) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.

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Blackstone |Blackstone Mortgage Trust, Inc. 11 APPENDIX Consolidated Balance Sheets ($ in thousands, except per share data) December 31, 2022 December 31, 2021 Assets Cash and cash equivalents $291,340 $551,154 Loans receivable 25,017,880 22,003,017 Current expected credit loss reserve (326,137) (124,679) Loans receivable, net $24,691,743 $21,878,338 Other assets 370,902 273,797 Total assets $25,353,985 $22,703,289 Liabilities and equity Secured debt, net $13,528,164 $12,280,042 Securitized debt obligations, net 2,664,010 2,838,062 Asset-specific debt, net 942,503 393,824 Loan participations sold, net 224,232 — Term loans, net 2,114,549 1,327,406 Senior secured notes, net 395,166 394,010 Convertible notes, net 514,257 619,876 Other liabilities 426,904 231,358 Total liabilities $20,809,785 $18,084,578 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,717 $1,682 Additional paid-in capital 5,475,804 5,373,029 Accumulated other comprehensive income 10,022 8,308 Accumulated deficit (968,749) (794,832) Total Blackstone Mortgage Trust, Inc. stockholders ʼ equity $4,518,794 $4,588,187 Non-controlling interests 25,406 30,524 Total equity $4,544,200 $4,618,711 Total liabilities and equity $25,353,985 $22,703,289

Blackstone |Blackstone Mortgage Trust, Inc. 12 APPENDIX Consolidated Statements of Operations ($ in thousands, except per share data) Three Months Ended December 31, 2022 2021 2022 2021 Income from loans and other investments Interest and related income $462,278 $270,749 $1,338,954 $854,690 Less: Interest and related expenses 271,196 96,809 710,904 340,223 Income from loans and other investments, net $191,082 $173,940 $628,050 $514,467 Other expenses Management and incentive fees $33,830 $28,373 $110,292 $88,467 General and administrative expenses 14,492 11,060 52,193 43,168 Total other expenses $48,322 $39,433 $162,485 $131,635 (Increase) decrease in current expected credit loss reserve (188,811) (9,568) (211,505) 39,864 Income before income taxes $(46,051) $124,939 $254,060 $422,696 Income tax provision 938 77 3,003 423 Net income (loss) ($46,989) $124,862 $251,057 $422,273 Net income (loss) attributable to non-controlling interests (551) (922) (2,415) (3,080) Net income (loss) attributable to Blackstone Mortgage Trust, Inc. ($47,540) $123,940 $248,642 $419,193 Per share information (basic) Net income (loss) per share of common stock, basic ($0.28) $0.76 $1.46 $2.77 Weighted-average shares of common stock outstanding, basic 171,604,533 162,056,782 170,631,410 151,521,941 Per share information (diluted) Net income (loss) per share of common stock, diluted ($0.28) $0.76 $1.46 $2.77 Weighted-average shares of common stock outstanding, diluted 171,604,533 162,056,782 170,631,410 151,521,941 Three Months Ended December 31, Twelve Months Ended December 31,

Blackstone |Blackstone Mortgage Trust, Inc. 13 APPENDIX (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. Quarterly Per Share Calculations (in thousands, except per share data) Distributable Earnings Reconciliation Book Value per Share Earnings per Share Three Months Ended December 31, 2022 September 30, 2022 Stockholders' equity $4,518,794 $4,658,406 Shares Class A common stock 171,696 170,896 Deferred stock units 411 400 Total outstanding 172,107 171,296 Book value per share $26.26 $27.20 Three Months Ended December 31, 2022 September 30, 2022 Net income (loss)(1) ($47,540) $103,246 Weighted-average shares outstanding, basic 171,605 170,972 Per share amount, basic ($0.28) $0.60 Diluted earnings ($47,540) $109,151 Weighted-average shares outstanding, diluted 171,605 185,316 Per share amount, diluted ($0.28) $0.59 Three Months Ended December 31, 2022 September 30, 2022 Net income (loss)(1) ($47,540) $103,246 Increase in current expected credit loss reserve 188,811 12,248 Non-cash compensation expense 8,128 8,219 Realized hedging and foreign currency loss, net (2) (511) (1,698) Adjustments attributable to non-controlling interests, net (268) (43) Other items (25) (10) Distributable Earnings $148,595 $121,962 Weighted-average shares outstanding, basic 171,605 170,972 Distributable Earnings per share, basic $0.87 $0.71

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve. (3) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. 14 APPENDIX Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Three Months Ended, Dec 31, 2022 Sep 30, 2022 June 30, 2022 Mar 31, 2022 Dec 31, 2021 Net income (loss) (1) ($47,540) $103,246 $93,250 $99,687 $123,940 Charge-offs of current expected credit loss reserve (2) - - - - (14,427) Increase (decrease) in current expected credit loss reserve 188,811 12,248 12,983 (2,537) 9,568 Non-cash compensation expense 8,128 8,219 8,418 8,650 7,463 Realized hedging and foreign currency loss, net (3) (511) (1,698) (829) (200) (668) Adjustments attributable to non-controlling interests, net (268) (43) (46) (4) (30) Other items (25) (10) (65) (30) 120 Distributable Earnings $148,595 $121,962 $113,711 $105,566 $125,966 Weighted-average shares outstanding, basic 171,605 170,972 170,666 169,254 162,057 Net income (loss) per share, basic ($0.28) $0.60 $0.55 $0.59 $0.76 Distributable Earnings per share, basic $0.87 $0.71 $0.67 $0.62 $0.78

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve. (3) For the year ended December 31, 2020, primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts were not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements. For the years ending December 31, 2021 and 2022, primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. 15 APPENDIX Reconciliation of Net Income to Distributable Earnings, cont. (in thousands, except per share data) Twelve Months Ended, Dec 31, 2022 Dec 31, 2021 Dec 31, 2020 Net income (1) $248,642 $419,193 $137,670 Charge-offs of current expected credit loss reserve (2) - (14,427) - Increase (decrease) in current expected credit loss reserve 211,505 (39,864) 167,653 Non-cash compensation expense 33,414 31,647 34,532 Realized hedging and foreign currency loss, net (3) (3,239) (521) 10,852 Adjustments attributable to non-controlling interests, net (361) 132 (204) Other items (131) 561 1,487 Distributable Earnings $489,830 $396,721 $351,990 Weighted-average shares outstanding, basic 170,631 151,522 141,796 Net income per share, basic $1.46 $2.77 $0.97 Distributable Earnings per share, basic $2.87 $2.62 $2.48

Blackstone |Blackstone Mortgage Trust, Inc. 16 DEFINITIONS Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by our Manager, subject to approval by a majority of our independent directors. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our class A common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. Distributable Earnings mirrors the terms of our management agreement between our Manager and us for purposes of calculating our incentive fee expense. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. 1M SOFR: Represents 1-Month Term SOFR, which is a forward-looking interest rate estimate based on the Secured Overnight Financing Rate (SOFR), calculated and published for a 1-month tenor.

Blackstone |Blackstone Mortgage Trust, Inc. 17 FORWARD-LOOKING STATEMENTS AND IMPORTANT DISCLOSURE INFORMATION References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.